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                                     EXHIBIT 4.1

                              SPECIMEN STOCK CERTIFICATE




Class A Common Stock            [LITHIA LOGO]            Class A Common Stock

    Number                                                              Shares

LMTR_________ Incorporated Under the Laws of the State of Oregon  ______________
                                                         See Reverse for Certain
                                               Definitions and a Statement as to
                                             the Rights, Preferences, Privileges
                                                      and Restrictions on Shares

                                                            CUSIP    536797 10 3

    THIS CERTIFIES THAT ___________________________

    IS THE OWNER OF _______________________ fully paid and non-assessable shares of the Class A Common Stock, no par value, of

                                 LITHIA MOTORS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated ______________________



    /s/ M.L. Dick Heimann         [SEAL]            /s/ Sidney B. DeBoer

    Executive Vice President              President and Chief Executive Officer
    and Assistant Secretary


                                                   Countersigned and Registered:
                                      AMERICAN SECURITIES TRANSFER & TRUST, INC.
                                           P.O. Box 1596, Denver, Colorado 80201
                                                    Transfer Agent and Registrar


                                                  By ___________________________

                                                            Authorized Signature
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                                 LITHIA MOTORS, INC.

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         (Oregon Custodians use the following)
TEN ENT - as tenants by the entireties (Name) CUST UL OREG (Name) MIN-
                             _______________ as
JT TEN  - as joint tenants with right   Custodian under the laws of Oregon, for
         of survivorship and not as     ______________________________, a minor
         tenants in common
                                        (Name) CUST (Name)(State) UNIF GIFT MIN
                                        ACT-
                                         _________________________ Custodian
                                                 (Cust)
                                         ________________
                                            (Minor)
                                         Under _______________ Uniform Gift to
                                                  (State)
                                            Minors Act


        Additional abbreviations may also be used though not in the above list

FOR VALUE RECEIVED,______________________________ hereby sell, assign and transfer unto

Please insert Social Security or other
number identifying number of Assignee
________________________________

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   (Please Print or Typewrite Name and Address, including Zip Code, of Assignee


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                                                                          Shares
------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________

                                                        X
                                                         -----------------------

                                                        X
                                                         -----------------------
    Notice: The signature(s) to this Assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature(s) Guarateed


By
  -------------------------
The signatures should be guaranteed by an eligible guarantor instution (Banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15